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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):   December 11, 1998


                        TRANSAMERICAN REFINING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     TEXAS
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   33-85930                       76-0229632
             ------------------------            ----------------
             (Commission File Number)            (I.R.S. Employer
                                                 Identification No.)


                 1300 North Sam Houston Parkway East, Suite 320
                             Houston, Texas  77032
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8811
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 1.         CHANGES IN CONTROL OF REGISTRANT.

                Not applicable.

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

                Not applicable.

ITEM 3.         BANKRUPTCY OR RECEIVERSHIP.

                Not applicable.

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                Not applicable.

ITEM 5.         OTHER EVENTS.

                This Current Report on Form 8-K is being filed by TransAmerican Refining Corporation, a Texas corporation ("TARC"), to give the holders of its 16% Senior Subordinated Notes due 2003 the opportunity to review the terms of certain of the documents to be executed in connection with the Transaction defined and described in the Consent Solicitation Statements of TARC dated October 5, 1998, and supplements thereto dated November 24, 1998 (the "Consent Solicitation Statements"). Such documents are attached as exhibits hereto. The closing of the Transaction is expected to occur on Tuesday, December 15, 1998.

ITEM 6.         RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                Not applicable.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                The following exhibits are filed as a part of this report:

    99.1   --   Form of Certificate of Designations of Class A Participating
                Preferred Stock, Series A of TCR Holding Corporation ("TCR
                Holding").

    99.2   --   Form of Certificate of Designations of Class A Participating
                Preferred Stock, Series B of TCR Holding.

    99.3   --   Form of Certificate of Designations of Class B Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

    99.4   --   Form of Certificate of Designations of Class C Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

    99.5   --   Form of Certificate of Designations of Class D Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

    99.6   --   Form of Certificate of Designations of Class E Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

    99.7   --   Form of Certificate of Designations of 6% Participating
                Preferred Stock of TransContinental Refining Corporation
                ("TransContinental").

    99.8   --   Form of Stockholders Agreement by and among TCR Holding, TARC and the Initial Holders named therein.

    99.9   --   Form of Stockholders Agreement by and among TransContinental,
                TCR Holding and the Initial Holders named therein.

    99.10  --   Form of Indenture between TARC, as Issuer, and The Bank of New
                York, as Trustee, governing TARC's 15% Senior Secured Notes due
                2003.

    99.11  --   Form of Pledge Agreement by TARC in favor of TransAmerican
                Energy  Corporation ("TEC").

    99.12  --   Form of Pledge Agreement by TCR Holding in favor of TEC.

    99.13  --   Form of Repurchase Rights Agreement by and among TEC, TCR
                Holding and Certain Stockholders of TCR Holding.

    99.14  --   Form of Letter Agreement by and between TARC and Trust Company of the West pursuant to which TARC will be granted certain repurchase rights with respect to the Class B Common Stock of TCR Holding Corporation ("TCR Holding").

ITEM 8.         CHANGE IN FISCAL YEAR.

                Not applicable.

ITEM 9.         SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                Not applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TRANSAMERICAN REFINING CORPORATION


                            By     /s/  ED DONAHUE
                               ----------------------------------------------
                            Name:  Ed Donahue
                            Title: Vice President


Dated: December 11, 1998
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                                    EXHIBITS

Exhibit
  No.                              Description
-------                            -----------

 99.1   --      Form of Certificate of Designations of Class A Participating
                Preferred Stock, Series A of TCR Holding.

 99.2   --      Form of Certificate of Designations of Class A Participating
                Preferred Stock, Series B of TCR Holding.

 99.3   --      Form of Certificate of Designations of Class B Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

 99.4   --      Form of Certificate of Designations of Class C Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

 99.5   --      Form of Certificate of Designations of Class D Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

 99.6   --      Form of Certificate of Designations of Class E Junior
                Non-Voting Participating Preferred Stock of TCR Holding.

 99.7   --      Form of Certificate of Designations of 6% Participating
                Preferred Stock of TransContinental.

 99.8   --      Form of Stockholders Agreement by and among TCR Holding,
                TARC and the Initial Holders named therein.

 99.9   --      Form of Stockholders Agreement by and among TransContinental,
                TCR Holding and the Initial Holders named therein.

 99.10  --      Form of Indenture between TARC, as Issuer, and The Bank of New
                York, as Trustee, governing TARC's 15% Senior Secured Notes due
                2003.

 99.11  --      Form of Pledge Agreement by TARC in favor of TEC.

 99.12  --      Form of Pledge Agreement by TCR Holding in favor of TEC.

 99.13  --      Form of Repurchase Rights Agreement by and among TEC, TCR
                Holding and Certain Stockholders of TCR Holding.

 99.14  --      Form of Letter Agreement by and between TARC and __________
                pursuant to which TARC will be granted certain repurchase rights with respect to the Class B Common Stock of TCR Holding.




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